Exhibit 99.1

AMEDISYS REPORTS FIRST QUARTER 2020 FINANCIAL RESULTS

BATON ROUGE, Louisiana (May 6, 2020) — Amedisys, Inc. (NASDAQ: AMED) today reported its financial results for the three-month period ended March 31, 2020.

Three-Month Periods Ended March 31, 2020 and 2019

•	Net service revenue increased $24.4 million to $491.7 million compared to $467.3 million in 2019.

•	Net income attributable to Amedisys, Inc. of $31.8 million compared to $31.3 million in 2019.

•	Net income attributable to Amedisys, Inc. per diluted share of $0.96 compared to $0.95 in 2019.

Adjusted Quarterly Results*

•	Adjusted EBITDA of $53.3 million compared to $54.9 million in 2019.

•	Adjusted net service revenue of $491.7 million compared to $467.8 million in 2019.

•	Adjusted net income attributable to Amedisys, Inc. of $34.8 million compared to $36.4 million in 2019.

•	Adjusted net income attributable to Amedisys, Inc. per diluted share of $1.05 compared to $1.11 in 2019.

*	See pages 10 and 11 for the definition and reconciliations of non-GAAP financial measures to GAAP measures.

Paul B. Kusserow, President and Chief Executive Officer stated, “I am very proud of our first quarter results and even more proud of the way our employees on the front lines have battled through the Public Health Emergency. COVID-19 impacted our volumes and costs beginning the second half of March, and though we do expect near term disruption, this pandemic has only strengthened the medium and long-term value proposition of all of our lines of business. Caring for patients in wherever they call home and doing it by delivering the highest quality care is more important now than ever and will continue to be at the forefront of how care is delivered in the United States. A special thank you to all our essential healthcare workers. You are true heroes and none of this would be possible without you.”

2020 Guidance

Given the rapidly changing operating conditions related to the novel coronavirus pandemic (“COVID-19”), we have decided to withdraw our full-year 2020 guidance as we cannot accurately estimate the effects that COVID-19 will have on our annual financial results.

We urge caution in considering the current trends disclosed in this press release. The home health, hospice and personal care industries are highly competitive and subject to intensive regulations, and trends are subject to numerous factors, risks, and uncertainties, some of which are referenced in the cautionary language below and others that are described more fully in our reports filed with the Securities and Exchange Commission (“SEC”) including our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, subsequent Quarterly Reports on Form 10-Q, and current reports on Form 8-K which can be found on the SEC’s internet website, http://www.sec.gov, and our internet website, http://www.amedisys.com.

Earnings Call and Webcast Information

Amedisys will host a conference call on Thursday, May 7, 2020, at 11:00 a.m. ET to discuss its first quarter results. To participate on the conference call, please call before 11:00 a.m. ET to either (877) 524-8416 (Toll-Free) or (412) 902-1028 (Toll). A replay of the conference call will be available through June 7, 2020 by dialing (877) 660-6853 (Toll-Free) or (201) 612-7415 (Toll) and entering conference ID #13702263.

A live webcast of the call will be accessible through our website on our Investor Relations section at the following web address: http://investors.amedisys.com.

Non-GAAP Financial Measures

This press release includes reconciliations of the most comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”) to non-GAAP financial measures. The non-GAAP financial measures as defined under SEC rules are as follows: (1) adjusted EBITDA, defined as net income attributable to Amedisys, Inc. before provision for income taxes, net interest expense and depreciation and amortization, excluding certain items; (2) adjusted net service revenue, defined as net service revenue excluding certain items; (3) adjusted net income attributable to Amedisys, Inc., defined as net income attributable to Amedisys, Inc. excluding certain items; and (4) adjusted net income attributable to Amedisys, Inc. per diluted share, defined as net income attributable to Amedisys, Inc. common stockholders per diluted share excluding certain items. Management believes that these non-GAAP financial measures, when reviewed in conjunction with GAAP financial measures, are useful gauges of our current performance and are also included in internal management reporting. These non-GAAP financial measures should be considered in addition to, and not more meaningful than or as an alternative to the GAAP financial measures presented in this earnings release and the company’s financial statements. Non-GAAP measures as presented herein may not be comparable to similarly titled measures reported by other companies since not all companies calculate these non-GAAP measures consistently.

Additional information

Amedisys, Inc. (the “Company”) is a leading healthcare at home company delivering personalized home health, hospice and personal care. Amedisys is focused on delivering the care that is best for our patients, whether that is home-based personal care; recovery and rehabilitation after an operation or injury; care focused on empowering our patients to manage a chronic disease; or hospice care at the end of life. More than 2,600 hospitals and 67,000 physicians nationwide have chosen Amedisys as a partner in post-acute care. Founded in 1982, headquartered in Baton Rouge, LA with an executive office in Nashville, TN, Amedisys is a publicly held company. With more than 21,000 employees in 480 care centers within 38 states and the District of Columbia, Amedisys is dedicated to delivering the highest quality of care to the doorsteps of more than 415,000 patients and clients in need every year. For more information about the Company, please visit: www.amedisys.com.

We use our website as a channel of distribution for important company information. Important information, including press releases, investor presentations and financial information regarding our company, is routinely posted on and accessible on the Investor Relations subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations subpage of our website.

Forward-Looking Statements

When included in this press release, words like “believes,” “belief,” “expects,” “strategy,” “plans,” “anticipates,” “intends,” “projects,” “estimates,” “may,” “might,” “could,” “would,” “should” and similar expressions are intended to identify forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a variety of risks and uncertainties that could cause actual results to differ materially from those described therein. These risks and uncertainties include, but are not limited to the following: the impact of the novel coronavirus pandemic (“COVID-19”), including the measures that have been and may be taken by governmental authorities to mitigate it, on our business, financial condition and results of operations, changes in or our failure to comply with existing federal and state laws or regulations or the inability to comply with new government regulations on a timely basis, changes in Medicare and other medical payment levels, our ability to open care centers, acquire additional care centers and integrate and operate these care centers effectively, competition in the healthcare industry, changes in the case mix of patients and payment methodologies, changes in estimates and judgments associated with critical accounting policies, our ability to maintain or establish new patient referral sources, our ability to consistently provide high-quality care, our ability to attract and retain qualified personnel, our ability to keep our patients and employees safe, changes in payments and covered services by federal and state governments, future cost containment initiatives undertaken by third-party payors, our access to financing, our ability to meet debt service requirements and comply with covenants in debt agreements, business disruptions due to natural disasters or acts of terrorism, our ability to integrate, manage and keep our information systems secure, our ability to realize the anticipated benefits of acquisitions and changes in law or developments with respect to any litigation relating to the Company, including various other matters, many of which are beyond our control.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. We expressly disclaim any obligation or undertaking and we do not intend to release publicly any updates or changes in our expectations concerning the forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based, except as required by law.

Contact:	Investor Contact:	Media Contact:

	Amedisys, Inc.	Amedisys, Inc.
	Nick Muscato	Kendra Kimmons
	Vice President, Strategic Finance	Vice President, Marketing & Communications
	(855) 259-2046	(225) 299-3720
	IR@amedisys.com	kendra.kimmons@amedisys.com

AMEDISYS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in thousands, except per share data)

(Unaudited)

	For the Three-Month Periods Ended March 31,
	2020	2019
Net service revenue	$491,685	$467,340
Cost of service, excluding depreciation and amortization	285,737	275,274
General and administrative expenses:
Salaries and benefits	101,566	94,830
Non-cash compensation	5,909	6,615
Other	49,265	43,402
Depreciation and amortization	5,338	2,895

Operating expenses	447,815	423,016

Operating income	43,870	44,324
Other income (expense):
Interest income	13	24
Interest expense	(3,231)	(3,349)
Equity in earnings from equity method investments	477	1,216
Miscellaneous, net	263	236

Total other expense, net	(2,478)	(1,873)

Income before income taxes	41,392	42,451
Income tax expense	(9,346)	(10,878)

Net income	32,046	31,573
Net income attributable to noncontrolling interests	(244)	(269)

Net income attributable to Amedisys, Inc.	$31,802	$31,304

Basic earnings per common share:
Net income attributable to Amedisys, Inc. common stockholders	$0.98	$0.98
Weighted average shares outstanding	32,331	32,001
Diluted earnings per common share:
Net income attributable to Amedisys, Inc. common stockholders	$0.96	$0.95
Weighted average shares outstanding	33,234	32,893

AMEDISYS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Amounts in thousands, except share data)

	March 31, 2020 (unaudited)	December 31, 2019
ASSETS
Current assets:
Cash and cash equivalents	$174,756	$30,294
Restricted cash	3,056	66,196
Patient accounts receivable	268,551	237,596
Prepaid expenses	12,487	8,243
Other current assets	9,278	8,225

Total current assets	468,128	350,554
Property and equipment, net of accumulated depreciation of $98,472 and $96,137	26,477	28,113
Operating lease right of use assets	83,693	84,791
Goodwill	721,049	658,500
Intangible assets, net of accumulated amortization of $9,341 and $7,044	68,251	64,748
Deferred income taxes	20,199	21,427
Other assets	52,287	54,612

Total assets	$1,440,084	$1,262,745

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$31,147	$31,259
Payroll and employee benefits	109,713	120,877
Accrued expenses	136,659	137,111
Current portion of long-term obligations	11,122	9,927
Current portion of operating lease liabilities	27,465	27,769

Total current liabilities	316,106	326,943
Long-term obligations, less current portion	379,942	232,256
Operating lease liabilities, less current portion	54,926	56,128
Other long-term obligations	8,966	5,905

Total liabilities	759,940	621,232
Equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 60,000,000 shares authorized; 36,746,554 and 36,638,021 shares issued; and 32,370,345 and 32,284,051 shares outstanding	37	37
Additional paid-in capital	656,266	645,256
Treasury stock, at cost 4,376,209 and 4,353,970 shares of common stock	(255,291)	(251,241)
Accumulated other comprehensive income	—	15
Retained earnings	278,185	246,383

Total Amedisys, Inc. stockholders’ equity	679,197	640,450
Noncontrolling interests	947	1,063

Total equity	680,144	641,513

Total liabilities and equity	$1,440,084	$1,262,745

AMEDISYS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS AND DAYS REVENUE OUTSTANDING

(Amounts in thousands, except statistical information)

(Unaudited)

	For the Three-Month Periods Ended March 31,
	2020	2019
Cash Flows from Operating Activities:
Net income	$32,046	$31,573
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	5,338	2,895
Non-cash compensation	5,909	6,615
401(k) employer match	3,291	2,379
Amortization and impairment of operating lease right of use assets	9,058	8,345
Loss (gain) on disposal of property and equipment	55	(4)
Write-off of other comprehensive income	(15)	—
Deferred income taxes	1,228	3,269
Equity in earnings from equity method investments	(477)	(1,216)
Amortization of deferred debt issuance costs/debt discount	220	213
Return on equity investment	2,369	725
Changes in operating assets and liabilities, net of impact of acquisitions:
Patient accounts receivable	(25,459)	(22,333)
Other current assets	(5,756)	(10,635)
Other assets	417	(338)
Accounts payable	(2,673)	(11,140)
Accrued expenses	(13,627)	18,838
Other long-term obligations	3,060	(144)
Operating lease liabilities	(8,132)	(8,139)
Operating lease right of use assets	(817)	(844)

Net cash provided by operating activities	6,035	20,059

Cash Flows from Investing Activities:
Proceeds from sale of deferred compensation plan assets	16	208
Proceeds from the sale of property and equipment	12	65
Purchases of property and equipment	(1,434)	(1,198)
Investments in equity method investees	—	(120)
Acquisitions of businesses, net of cash acquired	(69,349)	(327,867)

Net cash used in investing activities	(70,755)	(328,912)

Cash Flows from Financing Activities:
Proceeds from issuance of stock upon exercise of stock options	1,184	356
Proceeds from issuance of stock to employee stock purchase plan	860	782
Shares withheld upon stock vesting	(4,050)	(2,688)
Noncontrolling interest distribution	(360)	(366)
Proceeds from borrowings under term loan	—	175,000
Proceeds from borrowings under revolving line of credit	187,500	161,500
Repayments of borrowings under revolving line of credit	(37,500)	(34,000)
Principal payments of long-term obligations	(1,592)	(559)
Debt issuance costs	—	(847)

Net cash provided by financing activities	146,042	299,178
Net increase (decrease) in cash, cash equivalents and restricted cash	81,322	(9,675)
Cash, cash equivalents and restricted cash at beginning of period	96,490	20,229

Cash, cash equivalents and restricted cash at end of period	$177,812	$10,554

Supplemental Disclosures of Cash Flow Information:
Cash paid for interest	$1,755	$725

Cash paid for income taxes, net of refunds received	$5,272	$404

Cash paid for operating lease liabilities	$8,949	$8,983

Cash paid for finance lease liabilities	$499	$384

Supplemental Disclosures of Non-Cash Activity:
Right of use assets obtained in exchange for operating lease liabilities	$6,437	$91,743

Right of use assets obtained in exchange for finance lease liabilities	$254	$808

Reductions to right of use assets resulting from reductions to operating lease liabilities	$159	$625

Days revenue outstanding (1)	46.6	41.2

(1)

Our calculation of days revenue outstanding at March 31, 2020 and 2019 is derived by dividing our ending patient accounts receivable by our average daily patient revenue for the three-month periods ended March 31, 2020 and 2019, respectively.

AMEDISYS, INC. AND SUBSIDIARIES

SEGMENT INFORMATION

(Amounts in millions, except statistical information)

(Unaudited)

Segment Information - Home Health

	For the Three-Month Periods Ended March 31,
	2020	2019
Financial Information (in millions):
Medicare	$203.9	$213.4
Non-Medicare	99.7	96.7

Net service revenue	303.6	310.1
Cost of service	179.8	185.7

Gross margin	123.8	124.4
Other operating expenses	76.7	72.4

Operating income	$47.1	$52.0

Same Store Growth (1):
Medicare revenue	(4%)	4%
Non-Medicare revenue	3%	22%
Total admissions	3%	6%
Total volume (2)	1%	6%
Key Statistical Data - Total (3):
Admissions	85,975	83,969
Recertifications	40,541	41,795

Total volume	126,516	125,764

Medicare completed episodes (6)	75,636	75,483
Average Medicare revenue per completed episode (4) (6)	$2,734	$2,838
Medicare visits per completed episode (5) (6)	15.8	17.2

Visiting Clinician Cost per Visit	$84.01	$81.05
Clinical Manager Cost per Visit	$8.97	$8.01

Total Cost per Visit	$92.98	$89.06
Visits	1,933,445	2,085,088

(1)

Same store information represents the percent change in our Medicare, Non-Medicare and Total revenue, admissions or volume for the period as a percent of the Medicare, Non-Medicare and Total revenue, admissions or volume of the prior period. Effective July 1, 2019, same store is defined as care centers that we have operated for at least the last twelve months and startups that are an expansion of a same store care center.

(2)	Total volume includes all admissions and recertifications.
(3)	Total includes acquisitions and denovos.
(4)

Average Medicare revenue per completed episode is the average Medicare revenue earned for each Medicare completed episode of care. Average Medicare revenue per completed episode for the three-month period ended March 31, 2020 reflects the transition to PDGM during the quarter and therefore includes reimbursement under both the 60-day episode of care (pre-PDGM) payment rate and the 30-day period of care (PDGM) payment rate.

(5)	Medicare visits per completed episode are the home health Medicare visits on completed episodes divided by the home health Medicare episodes completed during the period.
(6)	Prior year amounts have been recast to conform to the current year calculation.

Segment Information - Hospice

	For the Three-Month Periods Ended March 31,
	2020	2019
Financial Information (in millions):
Medicare	$160.5	$130.7
Non-Medicare	8.9	6.3

Net service revenue	169.4	137.0
Cost of service	91.8	74.1

Gross margin	77.6	62.9
Other operating expenses	39.3	29.4

Operating income	$38.3	$33.5

Same Store Growth (1):
Medicare revenue	5%	9%
Hospice admissions	1%	5%
Average daily census	4%	8%
Key Statistical Data - Total (2):
Hospice admissions	11,318	9,711
Average daily census	12,046	9,982
Revenue per day, net	$154.55	$152.56
Cost of service per day	$83.78	$82.43
Average discharge length of stay	98	98

(1)

Same store information represents the percent change in our Medicare revenue, Hospice admissions or average daily census for the period as a percent of the Medicare revenue, Hospice admissions or average daily census of the prior period. Effective July 1, 2019, same store is defined as care centers that we have operated for at least the last twelve months and startups that are an expansion of a same store care center.

(2)	Total includes acquisitions and denovos.

Segment Information - Personal Care

	For the Three-Month Periods Ended March 31,
	2020	2019
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	18.7	20.2

Net service revenue	18.7	20.2
Cost of service	14.1	15.5

Gross margin	4.6	4.7
Other operating expenses	3.4	3.2

Operating income	$1.2	$1.5

Key Statistical Data - Total (1):
Billable hours	752,077	833,617
Clients served	11,770	12,801
Shifts	333,464	376,182
Revenue per hour	$24.87	$24.19
Revenue per shift	$56.09	$53.60
Hours per shift	2.3	2.2

(1)	Total includes acquisitions.

Segment Information - Corporate

	For the Three-Month Periods Ended March 31,
	2020	2019
Financial Information (in millions):
Other operating expenses	$39.0	$41.3
Depreciation and amortization	3.7	1.4

Total operating expenses	$42.7	$42.7

AMEDISYS, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP MEASURES

(Amounts in thousands)

(Unaudited)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”) Reconciliation:

	For the Three- Month Periods Ended March 31,
	2020	2019
Net income attributable to Amedisys, Inc.	$31,802	$31,304
Add:
Income tax expense	9,346	10,878
Interest expense, net	3,218	3,325
Depreciation and amortization	5,338	2,895
Certain items (1)	4,036	6,914
Interest component of certain items (1)	(446)	(441)

Adjusted EBITDA (2) (6)	$53,294	$54,875

Adjusted Net Service Revenue Reconciliation:

	For the Three- Month Periods Ended March 31,
	2020	2019
Net service revenue	$491,685	$467,340
Add:
Certain items (1)	—	478

Adjusted net service revenue (3) (6)	$491,685	$467,818

Adjusted Net Income Attributable to Amedisys, Inc Reconciliation:

	For the Three- Month Periods Ended March 31,
	2020	2019
Net income attributable to Amedisys, Inc.	$31,802	$31,304
Add:
Certain items (1)	2,987	5,141

Adjusted net income attributable to Amedisys, Inc. (4) (6)	$34,789	$36,445

Adjusted Net Income Attributable to Amedisys, Inc. per Diluted Share Reconciliation:

	For the Three- Month Periods Ended March 31,
	2020	2019
Net income attributable to Amedisys, Inc. common stockholders per diluted share	$0.96	$0.95
Add:
Certain items (1)	0.09	0.16

Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share (5) (6)	$1.05	$1.11

(1)	The following details the certain items for the three-month periods ended March 31, 2020 and 2019:

Certain Items:

	For the Three-Month Period Ended March 31, 2020	For the Three-Month Period Ended March 31, 2019
	(Income) Expense	(Income) Expense
Certain Items Impacting Net Service Revenue:
Contingency accrual	$—	$1,018
Planned closures (7)	—	(540)
Certain Items Impacting Cost of Service:
Planned closures (7)	—	844
COVID-19 costs	1,017	—
Certain Items Impacting Operating Expenses:
Planned closures (7)	—	88
Acquisition and integration costs	2,336	5,758
Legal fees - non-routine	—	(132)
COVID-19 costs	12	—
Certain Items Impacting Total Other Income (Expense):
Interest component of certain items	446	441
Other (income) expense, net	225	(563)

Total	$4,036	$6,914

Net of tax	$2,987	$5,141

Diluted EPS	$0.09	$0.16

(2)

Adjusted EBITDA is defined as net income attributable to Amedisys, Inc. before provision for income taxes, net interest expense and depreciation and amortization, excluding certain items as described in footnote 1.

(3)	Adjusted net service revenue is defined as net service revenue excluding certain items as described in footnote 1.
(4)	Adjusted net income attributable to Amedisys, Inc. is defined as net income attributable to Amedisys, Inc. calculated in accordance with GAAP excluding certain items as described in footnote 1.
(5)

Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share is defined as diluted income per share calculated in accordance with GAAP excluding the earnings per share effect of certain items as described in footnote 1.

(6)

Adjusted EBITDA, adjusted net service revenue, adjusted net income attributable to Amedisys, Inc. and adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share should not be considered as an alternative to, or more meaningful than, income before income taxes or other measures calculated in accordance with GAAP. These calculations may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate these non-GAAP financial measures in the same manner.

(7)	Planned closures consist of in-patient units acquired from Compassionate Care Hospice whose operations ceased in April 2019.